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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 4, 2005

InfoNow Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	00-19813 (Commission File Number)	04-3083360 (IRS Employer Identification No.)

1875 Lawrence Street, Suite 1100, Denver, CO 80202
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: 303-293-0212

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On March 4, 2005, Michael W. Johnson resigned as our Chief Executive Officer, President and Chairman of our Board of Directors after having served as such and in other capacities since October 1995. Mr. Johnson, who beneficially owns approximately 15.1% of our common stock (assuming his exercise in full of vested options and warrants) has agreed to remain on our Board of Directors.

        On March 7, 2005, we amended Harold R. Herbst's employment agreement to provide for his employment as our interim Chief Executive Officer for a six-month period commencing on March 4, 2005. Mr. Herbst, who is 53 years of age, has been our Chief Financial Officer since February 2001. Except to the extent necessary to reflect Mr. Herbst's appointment for six months as our interim Chief Executive Officer, we did not amend the material terms of Mr. Herbst's employment agreement, which terms are disclosed in our proxy statement filed with the SEC in connection with last year's annual meeting of stockholders under the caption "Employment Contracts, Termination of Employment and Change-In-Control Arrangements" and incorporated herein by reference. We also agreed to issue to Mr. Herbst prior to March 31, 2005, options to purchase 100,000 shares of our common stock.

        On March 7, 2005, we entered into a letter agreement with James L. Medina appointing him to be our interim Chief Financial Officer for a six-month period commencing on March 4, 2005 to fill the vacancy created by Mr. Herbst's interim promotion. Mr. Medina, who is 43 years of age, has been our Vice President, Controller and Treasurer since May 2001. Mr. Medina joined us in May 2000 as Vice President and Controller. The letter agreement allows our Board of Directors to review Mr. Medina's performance as interim Chief Financial Officer and to determine, in its sole discretion, whether Mr. Medina should be retained after the interim period as our Chief Financial Officer or be returned to his previous position. Mr. Medina's annual salary was not adjusted as a result of his interim promotion.

        On March 7, 2005, we entered into a letter agreement with Brandon Brancato appointing him to be our interim Controller and Treasurer for a six-month period commencing on March 4, 2005 to fill the vacancy created by Mr. Medina's interim promotion. Mr. Brancato, who is 31 years of age, was our Senior Accountant from April 2001 through May 2004 and has been our Assistant Controller since May 2004. The letter agreement allows our Board of Directors to review Mr. Brancato's performance as interim Controller and Treasurer and to determine, in its sole discretion, whether Mr. Brancato should be retained after the interim period as our Controller and Treasurer or be returned to his previous position. Mr. Brancato's annual salary was not adjusted as a result of his interim promotion.

        We issued a press release regarding the foregoing on March 4, 2005, a conformed copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

        Mr. Johnson resigned as our Chief Executive Officer effective March 4, 2005. The material terms of Mr. Johnson's employment agreement, including provisions relating to severance payments, are disclosed in our proxy statement filed with the SEC in connection with last year's annual meeting of stockholders under the caption "Employment Contracts, Termination of Employment and Change-In-Control Arrangements" and incorporated herein by reference. Mr. Johnson has agreed to remain on our Board of Directors, but will no longer be its Chairman. A current director, Jeffrey Peotter, has been elected Chairman of our Board of Directors.

        Mr. Peotter joined our Board of Directors in July 2002, bringing more than 21 years of software and high-tech experience to InfoNow. Prior to joining us, Mr. Peotter served as Vice President of

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Corporate Development for BEA Systems, a leading enterprise software provider, from February 2000 through October 2001, where he was responsible for strategic planning, mergers and acquisitions, and venture investing. Previously, from May 1998 through February 2000, he was Vice President, General Manager, and Co-founder of the first division of BEA, growing the division's operations in a 12-month period from 50 to 250 employees and from $8 million to $40 million in annual sales. Under his leadership, the operation expanded to include offices in North America and Europe, serving clients worldwide. From June 1995 through May 1998, Mr. Peotter held executive positions in leading global enterprises, including the role of Co-founder and Co-chief Executive Officer of Leader Group, Inc., a software and services production and implementation firm that was later acquired by BEA Systems. Prior to Leader Group, Mr. Peotter held key management and sales positions with Sybase, Hewlett-Packard, and AT&T. Mr. Peotter holds a Bachelor of Science degree in Business Administration and Marketing from the University of Illinois. He currently serves as general manager of C4 Land, LLC, a real estate development company. Mr. Peotter serves on our Board's Audit and Governance Committees.

        Effective March 4, 2005, Mr. Herbst was appointed our interim Chief Executive Officer. Mr. Herbst has been our Executive Vice President and Chief Financial Officer since February 2001. Prior to joining us, Mr. Herbst was Executive Vice President and Chief Financial Officer at ICG Communications, Inc. From 1995 to 1998 he served as Vice President, Finance and Strategic Planning, and Treasurer for Gulf Canada Resources Limited. Prior to that, Mr. Herbst began his professional career as a CPA with Coopers & Lybrand (now PriceWaterhouseCoopers). He holds a masters degree from the University of Denver and an undergraduate degree in accounting from the University of Colorado.

        Effective March 4, 2005, Mr. Medina was appointed our interim Chief Financial Officer. Mr. Medina has been our Vice President, Controller and Treasurer since May 2001. Mr. Medina joined the Company in May 2000 as Vice President and Controller. Mr. Medina has more than 19 years of experience in the areas of finance, accounting and management. Prior to joining us, Mr. Medina served as Vice President of Finance and Administration for Teikyo Loretto Heights University from July 1997 to May 2000. He holds a Bachelor of Science degree in Accounting from the University of Colorado and a Masters of Business Administration from the Daniels School of Business at the University of Denver.

        Effective March 4, 2005, Mr. Brancato was appointed our interim Controller and Treasurer. Mr. Brancato was our Senior Accountant from April 2001 through May 2004 and has been our Assistant Controller since May 2004. Prior to joining the Company, Mr. Brancato served as the Senior Accountant for Formus Communications from June 1999 through April 2001. Prior to that, Mr Brancato began his professional career with Arthur Andersen. He holds a Bachelor of Science degree in Accounting from Western Illinois University.

Item 9.01. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated March 4, 2005.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFONOW CORPORATION
Date: March 10, 2005	By:	/s/ JAMES MEDINA
		Name:	James Medina
		Title:	Interim Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release dated March 4, 2005.

QuickLinks

  Item 1.01. Entry into a Material Definitive Agreement.
  Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX